UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016 (February 19, 2016)

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement to Acquire the Assets of Technorati, Inc.

On February 19, 2016, Synacor, Inc. (“Synacor”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Technorati, Inc. (“Technorati”) and Shareholder Representative Services LLC, solely in its capacity as the representative of Technorati and its securityholders. Under the terms of the Asset Purchase Agreement, Synacor will acquire substantially all of the assets (the “Acquisition”) of Technorati for $3,000,000 in cash (the “Purchase Price”).

The Asset Purchase Agreement contains customary representations, warranties and covenants. Pursuant to the terms of the Asset Purchase Agreement, Technorati shall indemnify Synacor for breaches of its representations and warranties, breaches of covenants and certain other matters. The representations and warranties set forth in the Asset Purchase Agreement generally survive for 12 months following the Closing, with longer survival periods for certain fundamental representations and warranties. Synacor will withhold $500,000 of the Purchase Price to secure Technorati’s indemnification obligations under the Asset Purchase Agreement.

Additionally, Synacor will assume certain obligations of Technorati, including the performance of Technorati’s post-closing obligations under contracts assigned to Synacor.

The consummation of the Acquisition is dependent upon the satisfaction or waiver of a number of customary closing conditions, including receipt of required third party consents. The Asset Purchase Agreement may be terminated at any time prior to the date of closing by mutual agreement of Technorati and Synacor, or by either Technorati or Synacor if the other party fails to satisfy the applicable closing conditions under the Asset Purchase Agreement by May 19, 2016.

The description of the Asset Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement that will be filed with the United States Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On February 23, 2016, Synacor issued a press release relating to the Acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Synacor, Inc. dated February 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: February 23, 2016	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer and Secretary